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                                                                   EXHIBIT 10.2a

                    AMENDMENT NO. 3 TO 1998 STOCK OPTION PLAN

THIS INSTRUMENT, dated April 6, 2004, is an amendment to that certain 1998 Stock Option Plan of Kupper Parker Communications, Inc.

WHEREAS section 17 of the 1998 Stock Option Plan of Kupper Parker
Communications, Inc. ("Plan") permits the amendment of the Plan;

WHEREAS the stockholders of Kupper Parker Communications, Inc. have approved amendment of this plan on this date;

NOW THEREFORE, in consideration of the above premises, the Plan is hereby amended as follows effective as of April 6, 2004:

1. Section 5 of the Plan (as amended by Amendment No. 1 and Amendment No. 2 to the Plan) is amended by the deletion of the first sentence thereof and the insertion in lieu thereof of the following:

     "The Committee may, but shall not be required to, grant, in accordance with this Plan, Options to purchase an aggregate of up to 850,000 shares, which may be either Treasury Shares or authorized but unissued shares."

2. Except as specifically amended hereby the Plan shall remain in full force and effect.

FURTHER, there have been scriveners' errors in the titles of previous amendments to the Plan in that the original plan was adopted in 1988, but superseded by the 1998 Plan and amendments No. 1 and No. 2 to the 1998 Plan are erroneously titled "Amendment No. 1 to the 1988 Stock Option Plan" and "Amendment No. 2 to the 1988 Stock Option Plan," and Kupper Parker Communications, Inc. hereby corrects such error and clarifies in writing that the proper title of such amendments to the plan should be "Amendment No. 1 to the 1998 Stock Option Plan" and "Amendment No. 2 to the 1998 Stock Option Plan." IN WITNESS WHEROF, the undersigned has executed this Amendment as of the day and year first above written upon the consent of the Board of Directors and the Stockholders.

KUPPER PARKER COMMUNICATIONS, INC.


By:
    -----------------------------------------------
    Randolph L. Seeling, Secretary and Treasurer